                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported): August 31, 1998


                          WELLINGTON PROPERTIES TRUST
            (Exact name of registrant as specified in its charter)

Maryland                            33-82888C                                 39-6594066
(State of                          (Commission                              (I.R.S. Employer
incorporation)                     File Number)                             Identification No.)


18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin   53008-0919
(Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code: (414) 792-8900

Item 5. Other Events.
        ------------

Wellington Properties Trust, a Maryland Real Estate Investment Trust, is filing this Form 8-K in order to file the following material contracts.


Item 7. Financial Statements and Exhibits
        ---------------------------------

        (c)   Exhibits
              --------

           10.1 Business Credit Agreement by and between Milwaukee Western Bank and Wellington Properties Trust, dated March 6, 1998.

           10.2 Letter from Credit Suisse First Boston Mortgage Capital LLC to Wellington Properties Trust, dated March 2, 1998.

           10.3 Guaranty by Wellington Properties Trust for the benefit of Credit Suisse First Boston Mortgage Capital LLC, dated March 5, 1998.

           10.4 Promissory Note for $2,750,000 by Lake Pointe Apartment Homes, Inc. to Credit Suisse First Boston Mortgage Capital LLC, dated March 5, 1998.

           10.5 Mortgage, Assignment of Leases and Rents and Security Agreement by and between Lake Pointe Apartment Homes, Inc. and Credit Suisse First Boston Mortgage Capital LLC, dated March 5, 1998.

           10.6 Common Stock Purchase Warrant by Wellington Properties Trust to Credit Suisse First Boston Mortgage Capital LLC, dated March 5, 1998.

           10.7 Registration Rights Agreement by and between Wellington Properties Trust and Credit Suisse First Boston Mortgage Capital LLC, dated March 5, 1998.

           10.8 Note by and between Maple Grove Apartment Homes, Inc. and American Property Financing, Inc., dated May 6, 1997.

           10.9 Mortgage, Assignment of Leases and Rents and Security Agreement by and between Maple Grove Apartment Homes, Inc. and American Property Financing, Inc., dated May 6, 1997.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WELLINGTON PROPERTIES TRUST,
                                        a Maryland Real Estate Investment Trust


                                        By: /s/ ARNOLD K. LEAS
                                           ---------------------------
                                        Name:   Arnold K. Leas
                                        Title:  Chief Executive Officer

Date: August 31, 1998

                                       3